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                                                                    EXHIBIT 10.4

                           STREAM INTERNATIONAL INC.

                            1995 STOCK OPTION PLAN

1.   PURPOSE
     -------

     The purpose of this 1995 Stock Option Plan (the "Plan") is to advance the interests of Stream International Inc. (the "Company") by enhancing the ability of the Company and its subsidiaries to attract and retain employees, consultants, directors or advisers who are in a position to make significant contributions to the success of the Company and its subsidiaries; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company through interests in shares of the Company's Class A Common Stock (the "Stock"). Any employee, consultant, director or adviser designated to participate in the Plan is referred to as a "participant."

     Options granted pursuant to the Plan may be incentive stock options as defined in section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Non-incentive options shall be granted in the form of Exhibit A hereto (as it may be amended or modified from time to time by the Board of Directors (the "Board") of the Company), and incentive options shall be granted in the form of Exhibit B hereto (as it may be amended or modified from time to time by the Board). Except as otherwise expressly provided with respect to an option grant, no option granted pursuant to the Plan shall be an incentive option.

2.   ADMINISTRATION
     --------------

     The Plan shall be administered by the Board. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant awards consisting of options or stock appreciation rights ("SARs"), or both, to such employees, consultants, directors and advisers as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine which options are, and which options are not, incentive options; (d) to determine the terms and conditions of each award; (e) to prescribe the form or forms of any instruments evidencing awards and any other instruments necessary or advisable under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 8, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new
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award on such terms as the Board shall specify) except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 4(c) and Section 6(j).

     The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. From and after registration of the Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act") the Board shall delegate the power to select directors and officers to receive awards under the Plan and the timing, pricing and amount of such awards to a committee, all members of which shall be disinterested persons within the meaning of Rule 16b-3 under that Act.

3.   EFFECTIVE DATE AND TERM OF PLAN
     -------------------------------

     The Plan shall become effective on the date on which it is approved by the shareholders of the Company. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by such shareholders.

     No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

4.   SHARES SUBJECT TO THE PLAN
     --------------------------

     (a) Number of Shares.  Subject to adjustment as provided in Section 4(c),
         ----------------
an aggregate of 800,000 shares of Stock may be delivered upon the exercise of awards granted under the Plan, reduced by the sum of the aggregate number of shares of Stock which become subject to outstanding options and SARs. To the extent that shares of Stock subject to an outstanding option (except to the extent shares of Stock are issued or delivered by the Company in connection with the exercise of a tandem SAR) or independent SAR are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option or SAR or by reason of the delivery or withholding of shares of Stock to pay all or a portion of the exercise price of an option, or to satisfy all or a portion of the tax withholding obligations relating

                                       2
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to such option or SAR, then such shares of Stock shall again be available under the Plan.

     (b) Shares to be Delivered.  Shares delivered under the Plan shall be
         ----------------------
authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c) Changes in Stock.  In the event of a stock dividend, stock split or
         ----------------
combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

     The Board may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards and the terms of outstanding awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the option within the meaning of section 424(h) of the Code.

5.   ELIGIBILITY FOR AWARDS
     ----------------------

     Persons eligible to receive awards under the Plan shall be those employees, consultants, directors or advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

     Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options.

6.   TERMS AND CONDITIONS OF OPTIONS AND SARs
     ----------------------------------------

     (a) Exercise Price of Options.  The exercise price of each option shall be
         -------------------------
determined by the Board but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder)

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of the fair market value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any participant' who at the time of grant owns directly, or by reason of the attribution rules set forth in section 424(d) of the Code is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

     (b) Duration of Options.  The latest date on which an option may be
         -------------------
exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (a) above) from the date the option was granted or such earlier date as may be specified in the instrument evidencing such option.

     (c) Exercise of Options.
         -------------------

         (1) An option shall be exercisable at such time or times and upon such terms and conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

         (2) Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (i) such documents as may be required by the Company and (ii) payment in full as specified below in Section 6(d) for the number of whole shares for which the option is exercised.

         (3) In the case of an option that is not an incentive option, the Company shall have the right to require, prior to the delivery of any Stock pursuant to the exercise of the option, that the participant exercising the option remit to the Company an amount in cash or by personal check, certified check, bank draft or money order payable to the order of the Company sufficient to satisfy any federal, state or local withholding tax requirements arising in connection with the exercise of the option (the date such obligation arises being referred to as the "Tax Date") (or make other arrangements satisfactory to the Company with regard to such taxes). If specified in the instrument evidencing an option or permitted by the Board, either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Board may

                                       4
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               prescribe, to satisfy such withholding obligation by (i) delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay such withholding obligation, (ii) delivering to the Company whole shares of Stock (which the participant has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the participant has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the Tax Date, equal to such withholding obligation, or (iii) requesting that the Company withhold from the shares of Stock to be delivered upon exercise of the option a number of whole shares of Stock having a fair market value, determined as of the Tax Date, equal to such withholding obligation; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (i), (ii) or (iii) and that in the case of a participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder. Stock may be delivered or withheld having an aggregate fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the participant's maximum marginal tax rate. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the participant.

               In the case of an incentive option, if at the time the option is exercised the Company determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or other tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Company deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Company to preserve the adequacy of such security.

         (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the

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               option has been transferred by the participant's will or
               applicable laws of descent and distribution or pursuant to any beneficiary designation procedures established by the Company, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     (d) Payment for and Delivery of Stock.  Stock purchased upon exercise of an
         ---------------------------------
option under the Plan shall be paid for as follows: (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company or (ii) if specified in the instrument evidencing an option or permitted by the Board (which, in the case of an incentive option, shall specify such method of payment in the instrument evidencing the option), (A) through the delivery of whole shares of Stock (which the participant has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the participant has good title, free and clear of all liens and encumbrances) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of a full recourse promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Company or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any combination of the permissible forms of payment. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (A) - (D) and in the case of a participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No certificate representing Stock shall be delivered until the full purchase price therefor has been paid.

     (e) Stock Appreciation Rights.  The Board in its discretion may grant SARs
         -------------------------
either in tandem with or independent of options awarded under the Plan. Except as hereinafter provided, each SAR will entitle the participant to receive upon exercise, with respect to each share of Stock to which the SAR relates, the excess of (i) the share's value on the date of exercise, over (ii) the share's fair market value on the date the SAR was granted. For purposes of clause (i), "value" shall mean fair market value; provided, that the Board may adjust such
                                      --------
value to take into account dividends on the Stock and may also grant SARs that provide, in such limited circumstances following a change in control of the Company (as determined by the Board) as the Board may specify, that "value" for purposes of clause (i) is to be determined by reference to an average value for the Stock during a period immediately preceding the change in control, all as determined by the Board. The amount payable to a participant upon exercise of an SAR shall be paid either in cash or in shares of Stock,

                                       6
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as set forth in the instrument evidencing such SAR or as the Board may otherwise determine. An SAR shall be exercisable at such time or times and upon such terms and conditions as the Board shall specify. The latest date on which an SAR may be exercised shall be the date which is ten years from the date the SAR was granted or such earlier date as may be specified in the instrument evidencing such SAR; provided, however, that no tandem SAR shall be exercised later than the exercise, expiration, cancellation, forfeiture or other termination of the related option.

     (f) Delivery of Stock.  A participant shall not have the rights of a
         -----------------
shareholder with regard to awards under the Plan except as to Stock actually received by him under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (g) Nontransferability of Awards.  No award may be transferred other than
         ----------------------------
(i) by will or by the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the instrument evidencing such award. Except as permitted by the foregoing sentence, during a participant's lifetime an award may be exercised only by him. Except as permitted by the second preceding sentence, no option or SAR may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option or SAR, such award and all rights thereunder shall immediately become null and void.

     (h) Death.  If a participant dies, each award held by the participant
         -----
immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by his executor or administrator, or by the person or persons to whom the award is transferred by will or applicable laws of descent and distribution or pursuant to any beneficiary designation procedures established by the Company, at any time within the period ending with the first anniversary of the

                                       7
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participant's death but in no event beyond the Final Exercise Date or, in the case of an independent SAR, the expiration date of such SAR. All awards held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

     (i) Other Termination of Service.  If an employee's employment with the
         ----------------------------
Company and its subsidiaries terminates for any reason, other than death, all awards held by the employee that are not then exercisable shall terminate; provided, that the Board in its sole discretion may provide (either prior to or following termination) that any or all of such portion of an award which is not exercisable immediately prior to termination shall be treated as having become exercisable immediately prior to termination. Awards that are exercisable on the date employment terminates for any reason other than death shall continue to be exercisable for a period of three months (or such longer period as the Company may determine, but in no event beyond the Final Exercise Date, or in the case of an independent SAR, the expiration date of such SAR) unless the employee was terminated for cause which in the opinion of the Board casts such discredit on him as to justify termination of his awards. Subject to Section 6(h), after completion of that three-month period such awards shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 6(i), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Company, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an award in a transaction to which section 424(a) of the Code applies.

     In the case of a participant who is not an employee, provisions relating to the exercisability of awards following termination of service for any reason other than death shall be specified in the award. If not so specified, all awards held by such participant that are not exercisable immediately prior to termination of service for any reason other than death shall terminate upon termination of service. Awards that are exercisable immediately prior to termination of service as a consultant, director or adviser for any reason other than death shall continue to be exercisable for a period of three months (or such longer period as the Company may determine, but in no event beyond the Final Exercise Date or, in the case of an independent SAR, the expiration date of such SAR) unless the participant was terminated for cause, which in the opinion of the Board casts such discredit on him as to justify termination of his awards. Subject to Section 6(h), after completion of that three-month period such awards shall terminate to the extent not previously exercised, expired or terminated.

     (j) Acquisition Events.  Upon the occurrence of an Acquisition Event (as
         ------------------
defined below), all outstanding awards shall terminate, provided that at least 10 days prior to the effective date of such Acquisition Event, the Board shall either (i) make all outstanding awards exercisable immediately prior to consummation of such

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Acquisition Event or (ii) if there is a surviving or acquiring corporation, arrange, subject to consummation of the Acquisition Event, to have that corporation or an affiliate of that corporation grant to participants replacement awards which in the case of incentive options satisfy, in the determination of the Board, the requirements of section 424(a) of the Code. An "Acquisition Event" shall mean (i) any merger or consolidation involving the Company other than a merger or consolidation after the consummation of which the shareholders of the Company immediately prior to such merger or consolidation own more than 50% of the outstanding voting securities of the surviving corporation or of a corporation that owns, directly or indirectly, all of the capital stock of such surviving corporation, (ii) any sale of all or substantially all of the assets of the Company or (iii) the acquisition of more than 50% of the outstanding voting securities of the Company by a single person or entity or group of persons and/or entities acting in concert; provided, however, that the following acquisitions shall not constitute an Acquisition
Event: (A) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (B) any acquisition by R.R. Donnelley & Sons Company or any affiliate (as defined under Regulation 12B under the Exchange Act) of R.R. Donnelley & Sons Company.

     The Board may grant awards under the Plan in substitution for awards held by employees, consultants or advisers of another corporation who concurrently become employees, consultants, directors or advisers of the Company or a subsidiary of the Company as the result of a merger or consolidation of that corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company or a subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     (k) Put and Call Rights.  In the event of any (i) exercise by any
         -------------------
stockholder of the Company of the Put Right set forth in the Company's Restated Certificate of Incorporation or (ii) exercise by the Company of its Call Right set forth in the Company's Restated Certificate of Incorporation, the following provisions should apply to options then outstanding under this Plan. All capitalized terms used in this Section 6(k) not otherwise defined in this Plan shall have the respective meanings set forth in the Company's Restated Certificate of Incorporation.

         (A)  Upon the exercise of the Put Right, holders of options and holders
                                                  ------------------
of shares of Stock issued upon exercise of options shall be entitled to sell all of the shares underlying such options or issued upon exercise thereof, whether or not then vested (the "Option Shares"), to the Company or the Designee at the Put Price and shall be subject to the rights of the Company or the Designee to require the sale of the Option Shares pursuant to the Mandatory Put, provided
                                                                     --------
that the amount of the aggregate option price of such options shall be subtracted from the aggregate Put Price payable to the holder of such options, and any amounts payable with respect to then unvested Option Shares shall be deposited in escrow pursuant to clause (C) below. The procedures relating to the exercise of the Put Right and Mandatory Put, as set forth in the Company's Restated Certificate of Incorporation, shall apply to the holders of options under this Plan and to Option Shares to the same extent as they apply to B Holders and shares of Common Stock under the Company's Restated Certificate of Incorporation.

         (B) Upon the exercise of the Call Right, holders of options and holders of shares of Stock issued upon exercise of options shall be required and entitled to sell all of their Option Shares to the Company or the Designee at the Call Price, provided that the amount of the aggregate option price of such
                --------
options shall be subtracted from the aggregate Call Price payable to the holder of such options, and any amounts payable with respect to then unvested Option Shares shall be deposited in escrow pursuant to clause (C) below. The procedures relating to the exercise of the Call Right, as set forth in the Company's Restated Certificate of Incorporation, shall apply to the holders of options under this Plan and to Option Shares to the same extent as they apply to B Holders and shares of Common Stock under the Company's Restated Certificate of Incorporation.

         (C) The aggregate amount of the Put Price or Call Price, as the case may be, that is payable to optionees with respect to then unvested Option Shares shall be deposited, in cash, in a non-interest bearing escrow account for the benefit of such optionees. Such escrow account shall be subject to the claims of the Company's creditors. The amounts deposited in escrow for the benefit of each optionee with respect to each unvested installment of his option shall be released to such optionee, subject to the continued employment of the optionee with the Company or any subsidiary thereof, at the time such unvested installment would have become vested in accordance with the vesting schedule of such option as in effect prior to the exercise of the Put Right or Call Right, as the case may be (as such schedule may be modified by the terms of any employment agreement between the Company and such optionee).

7.   REPURCHASE RIGHTS
     -----------------

     (a) Upon any termination of employment or service of an optionee with the Company and its subsidiaries, the Company shall have the right to purchase, for cash, shares of Stock issued or issuable upon exercise of awards granted hereunder to the extent such awards were previously exercised or are exercisable at the time of termination ("Vested Shares"), upon the terms set forth below:

          (i)  Termination for Any Reason Other Than Cause.  If the termination
               -------------------------------------------
     of employment or service of the optionee is for any reason other than Cause (as defined below), the Company shall have the right to purchase: (A) from any holder of an award granted hereunder and covering less than

     2,000 shares of Stock (as adjusted for stock splits, stock dividends and similar events), all then Vested Shares, and (B) from any other holder of an award granted hereunder, no Vested Shares if termination occurs on or prior to the second anniversary of the date of grant; up to 45% of the Vested Shares if termination occurs after the second anniversary and prior to or on the third anniversary of the date of grant; up to 35% of the Vested Shares if termination occurs after the third anniversary of the date of grant and prior to or on the fourth anniversary of the date of grant; and up to 25% of the Vested Shares if termination occurs thereafter. The purchase price for the Vested Shares purchased by the Company shall equal the Fair Value (as defined below) thereof at the time of termination.

          (ii) Termination for Cause.  If the termination of employment or
               ---------------------
     service of the optionee is by the Company for Cause (as defined below), the Company shall have the right to purchase all of the then Vested Shares at a price equal to the amount paid by the optionee for the Vested Shares (less, in the case of unexercised options, the exercise price)

     (b) The repurchase rights of the Company set forth in Section 7(a) shall terminate upon the earlier of (i) the registration of any class of Common Stock of the Company under the Securities Exchange Act of 1934, or (ii) the closing of the initial public offering of shares of Common Stock of the Company under the Securities Act of 1933.

     (c) The Company must exercise its purchase rights under this Section 7, by written notice to the optionee, within 90 days after the termination of employment or service. The closing of any purchase pursuant to this Section 7 shall take place as soon as reasonably practicable at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing, the holder of the Vested Shares, or award therefor, to be sold shall deliver to the Company a certificate representing such Vested Shares or award, duly endorsed for transfer, and the Company shall pay the purchase price therefor, by check or wire transfer.

     (d) As used in this Section 7, the following terms shall have the following meanings:

          (i)  "Cause" shall mean: (i) fraud, embezzlement or other act of
                -----
          dishonesty by the optionee with respect to the Company that causes material injury to the Company, or (ii) conviction of, or plea of nolo contendere to, any felony involving dishonesty or moral turpitude.

          (ii) "Fair Value" shall have the meaning set forth in the Restated
                ----------
          Certificate of Incorporation of the Company, as in effect on the date of
          adoption of this Plan, as determined in good faith by the Board of
          Directors of the Company; provided, however, that in the event of a
                                    --------  -------
          repurchase by the Company of Vested Shares from any holder of an award granted hereunder and initially covering 2,000 or more shares of Stock (as adjusted for stock splits, stock dividends and similar events) (a "Major Holder"), the determination of Fair Value shall be subject to mutual agreement of the Company and such Major Holder. Absent such an agreement, Fair Value shall be determined by calculating the average of the sum of the determinations of Fair Value made by two independent nationally recognized investment banking firms, one of which shall be retained by the Company and one of which shall be retained by the Major Holder. However, if the determinations of Fair Value of such two firms differ from one another by more than 15%, the Company and such Major Holder shall mutually select a third independent investment banking firm to make a final determination of Fair Value with respect to the Vested Shares then being repurchased by the Company.

8.   EMPLOYMENT RIGHTS
     -----------------

     Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate such participant at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

9.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION
     ---------------------------------------------------------------

     Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

     The Board may at any time discontinue granting awards under the Plan. With the consent of the participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, provided that (except to the extent expressly permitted by the Plan) no such amendment shall, without the approval of the shareholders of the Company, effectuate a change for which shareholder approval is required by law, rule or regulation or in order for the Plan to continue to qualify under Rule 16b-3 (if applicable), and no such amendment shall adversely affect the rights of any participant (without his consent) under any award previously granted.

                                                                       EXHIBIT A
                                                       to 1995 Stock Option Plan
                                                       -------------------------


                           STREAM INTERNATIONAL INC.
                            1995 STOCK OPTION PLAN

                       Non-Incentive Option Certificate
                       --------------------------------

     Stock option granted by Stream International Inc., a Delaware corporation (the "Company"), to [NAME OF OPTIONEE] (the "Optionee"), pursuant to the Company's 1995 Stock Option Plan (the "Plan"). All initially capitalized terms not otherwise defined herein shall have the meaning provided in the Plan.

1.   Grant of Option
     ---------------

     This certificate evidences the grant by the Company on _____________, 199_ to the Optionee of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, a total of _________ shares of Class A Common Stock of the Company (the "Shares") at a purchase price of $[____] per Share.

     The latest date on which this option may be exercised (the "Final Exercise Date") is [_______]. The option evidenced by this certificate is not an incentive stock option.

     This option is exercisable in the installments indicated on Schedule 1 hereto.

     This option shall become null and void unless the Optionee shall accept this certificate by executing it in the space provided below and returning such original execution copy to the Secretary of the Company.

2.   Exercise of Option.
     ------------------

     Each election to exercise this option shall be in writing, signed by the Optionee or by his/her executor or administrator or by the person or persons to whom this option is transferred by will or applicable laws of descent and distribution or pursuant to any beneficiary designation procedures established by the Company (the "Legal Representative"), and received by the Secretary of the Company at its principal office, accompanied by payment in full and by such additional documentation evidencing the right to exercise (or, in the case of a Legal Representative, of the authority of such person) as the Company may require. The purchase price may be paid (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company,
(ii) through the delivery of whole shares of Class A Common Stock of the Company (which the Optionee has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the participant has good title, free and clear of all liens and encumbrances) having a fair market value on the last business day preceding the date of exercise equal to the exercise price, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the settlement of the sale of the Shares to be issued sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii), (iii) or (iv) and in the event the Optionee is subject to
Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Class A Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing Shares shall be delivered until the full purchase price therefor has been paid.

3.   Restrictions on Transfer
     ------------------------

     Certificates evidencing any Shares purchased by the Optionee upon exercise of options granted hereby shall bear the legends required by the Company's Restated Certificate of Incorporation, and the following legend:

          "The shares of stock represented by this certificate are subject to repurchase rights of the Company set forth in its 1995 Stock Option Plan.

4.   Withholding
     -----------

     No Shares will be transferred pursuant to the exercise of this option unless and until the person exercising this option shall have remitted to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements arising in connection with the option, or shall have made other arrangements satisfactory to the Company with respect to such taxes. Any such withholding tax requirements may be satisfied by (i) making a payment in cash or by personal check, certified check, bank draft or money order payable to the order of the Company, (ii) delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the settlement of the sale of the Shares to be issued sufficient funds to pay the exercise price, (iii) delivery of whole shares of Class A Common Stock of the Company (which the Optionee has held for at least six months prior to the delivery of such shares or acquired on the open market and which the participant has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the Tax Date, equal to such withholding obligation or (iv) requesting that the Company withhold from the Shares to be delivered upon the exercise a number of Shares having a fair market value, determined as of the Tax Date, equal to such withholding obligation; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii),

(iii) or (iv) and that in event the Optionee is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder. Stock may be delivered or withheld having an aggregate fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Optionee's maximum marginal tax rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee.

5.   Status Change
     -------------

     Upon the Optionee's termination of employment with the Company or any subsidiary thereof for any reason, this option shall terminate as to any Shares for which it was not exercisable immediately prior to termination; provided,
                                                                   --------
that the Board or Committee in its sole discretion may provide (either prior to or following termination) that any or all of such portion of this option which is not exercisable immediately prior to termination shall be treated as having become exercisable immediately prior to termination. As to that number of Shares for which this option was exercisable (or deemed exercisable by action of the Board or Committee) immediately prior to termination, it shall remain exercisable as follows:

     (i) if termination occurs for any reason other than death, for a period of three months following the date of termination, except as provided in clause (ii) below (but in no event beyond the Final Exercise Date), or

     (ii) following death, including death during the three-month period following termination of employment for any reason other than death, for a period of twelve months thereafter, but not beyond the Final Exercise Date.

Notwithstanding the foregoing, if the Optionee is terminated for cause (as provided in the Plan), this option shall immediately terminate as to all Shares subject to this option.

6.   Nontransferability of Option.
     ----------------------------

     This option is not transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. During the Optionee's lifetime this option may be exercised only by the Optionee. Except as permitted by the second preceding sentence, this option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of this option, any and all rights hereunder shall immediately become null and void.

7.   Provisions of the Plan.
     ----------------------

     This option is subject in its entirety to the provisions of the Plan, a copy of which is furnished to the Optionee with this option.

8.   Notices.
     -------

     All notices, requests or other communications provided for in this certificate shall be made, if to the Company, to 2 Edgewater Drive, Norwood, Massachusetts 02062 (Fax No.: (617) 440-7070) and if to the Optionee, at his or her address on the records of the Company. All notices, requests or other communications provided for in this certificate shall be made in writing either
(a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

9.   Governing Law.
     -------------

     This option, this certificate, and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                        STREAM INTERNATIONAL INC.


                                        By:__________________________________
                                           [NAME AND TITLE]


                                        Date:________________________________


Accepted:


__________________________________
Print Name of Employee


__________________________________
(Signature)

                                 Schedule 1 to
                       Non-Incentive Option Certificate
                                     under
                            1995 Stock Option Plan
                            ----------------------

                                                                       EXHIBIT B
                                                       to 1995 Stock Option Plan
                                                       -------------------------

                           STREAM INTERNATIONAL INC.
                            1995 STOCK OPTION PLAN

                         Incentive Option Certificate
                         ----------------------------


     Stock option granted by Stream International Inc., a Delaware corporation (the "Company"), to [NAME OF OPTIONEE] (the "Optionee"), pursuant to the Company's 1995 Stock Option Plan (the "Plan"). All initially capitalized terms not otherwise defined herein shall have the meaning provided in the Plan.

1.   Grant of Option
     ---------------

     This certificate evidences the grant by the Company on _________, 199_, to the Optionee of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, a total of _________ shares of Class A Common Stock of the Company (the "Shares") at a purchase price of $[_____] per Share.

     The latest date on which this option may be exercised (the "Final Exercise Date") is [______]. The option evidenced by this certificate is an incentive stock option.

     This option is exercisable in the installments indicated on Schedule 1 hereto.

     This option shall become null and void unless the Optionee shall accept this certificate by executing it in the space provided below and returning such original execution copy to the Secretary of the Company.

2.   Exercise of Option.
     ------------------

     Each election to exercise this option shall be in writing, signed by the Optionee or by his/her executor or administrator or by the person or persons to whom this option is transferred by will or the applicable laws of descent and distribution or pursuant to any beneficiary designation procedures established by the Company (the "Legal Representative"), and received by the Secretary of the Company at its principal office, accompanied by payment in full and by such additional documentation evidencing the right to exercise (or, in the case of a Legal Representative, of the authority of such person) as the Company may require. The purchase price may be paid (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company,
(ii) through the delivery of whole shares of Class A Common Stock of the Company (which the Optionee has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the participant has good title, free and clear of all liens and encumbrances) having a fair market value on the last business day preceding the date of exercise equal to the exercise price, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the settlement of the sale of the Shares to be issued sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii), (iii) or (iv) and in the event the Optionee is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Class A Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing Shares shall be delivered until the full purchase price therefor has been paid.

3.   Restrictions on Transfer
     ------------------------

     Certificates evidencing any Shares purchased by the Optionee upon exercise of options granted hereby shall bear the legends required by the Company's Restated Certificate of Incorporation, and the following legend:

          "The shares of stock represented by this certificate are subject to repurchase rights of the Company set forth in its 1995 Stock Option Plan."

4.   Withholding
     -----------

     No Shares will be transferred pursuant to the exercise of this option unless and until the person exercising this option shall have satisfied all conditions established by the Board pursuant to Section 6(c) (3) of the Plan.

5.   Status Change
     -------------

     Upon the Optionee's termination of employment with the Company or any subsidiary thereof for any reason, this option shall terminate as to any Shares for which it was not exercisable immediately prior to termination; provided, that the Board or Committee in its sole discretion may provide (either prior to or following termination) that any or all of such portion of this option which is not exercisable immediately prior to termination shall be treated as having become exercisable immediately prior to termination. As to that number of Shares for which this option was exercisable (or deemed exercisable by action of the Board or Committee) immediately prior to termination, it shall remain exercisable as follows:

          (i) if termination occurs for any reason other than death for a period of three months following the date of termination, except as provided in clause (ii) below (but in no event beyond the Final Exercise Date), or

          (ii) following death, including death during the three-month period following termination of employment for any reason other than death, for a period of twelve months thereafter, but not beyond the Final Exercise Date.

Notwithstanding the foregoing, if the Optionee is terminated for cause (as provided in the Plan), this option shall immediately terminate as to all Shares subject to this option.

6.   Nontransferability of Option.
     ----------------------------

     This option is not transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. During the Optionee's lifetime this option may be exercised only by the Optionee. Except as permitted by the second preceding sentence, this option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of this option and all rights hereunder shall immediately become null and void.

7.   Provisions of the Plan.
     ----------------------

     This option is subject in its entirety to the provisions of the Plan, a copy of which is furnished to the Optionee with this option.

8.   Notices.
     -------

     All notices, requests or other communications provided for in this certificate shall be made, if to the Company, to 2 Edgewater Drive, Norwood, Massachusetts 02062 (Fax No.: (617) 440-7070) and if to the Optionee, at his or her address on the records of the Company. All notices, requests or other communications provided for in this certificate shall be made in writing either
(a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business bonus, it shall be deemed to be received on the next succeeding business day of the Company.

9.   Governing Law.
     -------------

     This option, this certificate, and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                        STREAM INTERNATIONAL INC.

                                        By:_______________________________
                                           Name:
                                           Title:

                                        Date:_____________________________

Accepted:

_______________________________
Print Name of Employee

_______________________________
(Signature)

                                 Schedule 1 to
                         Incentive Option Certificate
                                     under
                            1995 Stock Option Plan
                            ----------------------

                           STREAM INTERNATIONAL INC.

                   FIRST AMENDMENT TO 1995 STOCK OPTION PLAN


RESOLVED:  That the 1995 Stock Option Plan of Stream International, Inc. is
--------
hereby amended as follows:

     1. Section 6(k) of the Plan is hereby amended to read in its entirety as follows:

          "(k) Put and Call Rights. In the event of any (i) exercise by any stockholder of the Company of the Put Right set forth in the Company's Restated Certificate of Incorporation or (ii) exercise by the Company of its Call Right set forth in the Company's Restated Certificate of Incorporation, the following provisions should apply to options then outstanding under this Plan. All capitalized terms used in this
          Section 6(k) not otherwise defined in this Plan shall have the respective meanings set forth in the Company's Restated Certificate of Incorporation.

               (A) Upon the exercise of the Put Right, holders of options and holders of shares of Stock issued upon exercise of options shall be entitled to sell all of the shares underlying such options or issued upon exercise thereof, whether or not then vested (the "Option Shares"), to R.R. Donnelley & Sons Company ("RRD") or the Designee at the Put Price and shall be subject to the rights of RRD or the Designee to require the sale of the Option Shares pursuant to the Mandatory Put, provided that the amount of the aggregate option price of such options shall be subtracted from the aggregate Put Price payable to the holder of such options, and any amounts payable with respect to then unvested Option Shares shall be deposited in escrow pursuant to clause (c) below. The procedures relating to the exercise of the Put Right and Mandatory Put, as set forth in the Company's Restated Certificate of Incorporation, shall apply to the holders of options under this Plan and to Option Shares to the same extent as they apply to B Holders and shares of Common Stock under the Company's Restated Certificate of Incorporation.

               (B) Upon the exercise of the Call Right, holders of options and holders of shares of Stock issued upon exercise of options shall be required and entitled to sell all of their Option Shares to the Company or the Designee at the Call Price, provided that the amount of the aggregate option price of such options shall be subtracted from the aggregate Call Price payable to the holder of such options, and any amounts payable with respect to then unvested Option Shares shall be deposited in escrow pursuant to clause (C) below. The procedures relating to the exercise of the Call Right, as set forth in the Company's Restated Certificate of Incorporation, shall apply to the holders of options under this Plan and to Option Shares to the same extent as they apply to B Holders and shares of Common Stock under the Company's Restated Certificate of Incorporation.

               (C) The aggregate amount of the Put Price or Call Price, as the case may be, that is payable to optionees with respect to then unvested Option Shares shall be deposited, in cash, in a non-interest bearing escrow account for the benefit of such optionees. Such escrow account shall be subject to the claims of the Company's creditors. The amounts deposited in escrow for the benefit of each optionee with respect to each unvested installment of his option shall be released to such optionee, subject to the continued employment of the optionee with the Company or any subsidiary thereof, at the time such unvested installment would have become vested in accordance with the vesting schedule of such option as in effect prior to the exercise of the Put Right or Call Right, as the case may be (as such schedule may be modified by the terms of any employment agreement between the Company and such optionee)."

     2.   The following Section 10 is added to the Plan:

          "10. Certain Restrictions.

               If an optionee desires to Transfer (as defined in the Certificate of Incorporation of the Company) or Involuntarily Transfers any shares of Stock issued upon exercise of options granted under this Plan, the optionee shall comply with, and be subject to, the restrictions on transfer, first offer rights and first refusal rights set forth in Sections A, B, C and D of Article FIFTH of the Certificate of Incorporation of the Company. For purposes of such Sections A, B, C and D, the optionee shall be considered a "B Holder."


                                   EFFECTIVE DECEMBER 31, 1995.

                                       2